UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2017

McCormick & Company, Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland	21152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ¨

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨

Item 7.01 Regulation FD Disclosure.

On July 18, 2017, McCormick & Company, Incorporated, a Maryland corporation (“McCormick”) issued a press release announcing the execution of a Stock Purchase Agreement, dated as of July 18, 2017, by and among McCormick, The R.T. French’s Food Group Limited, a private limited company incorporated in England and Wales, Reckitt Benckiser LLC, a Delaware limited liability company, and Reckitt Benckiser Group plc, a public limited company incorporated in England and Wales. Furnished with this Form 8-K as Exhibit 99.1 is a copy of such press release entitled “McCormick to Acquire Reckitt Benckiser’s Food Division”.

On July 19, 2017, McCormick disseminated an investor presentation to be used in connection with a conference call to discuss the proposed acquisition. Furnished with this Form 8-K as Exhibit 99.2 is a copy of the investor presentation labeled “McCormick to Acquire Reckitt Benckiser’s Food Division”.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, (i) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose; and (ii) shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Cautionary Note Concerning Forward-Looking Statements

Certain information contained herein and in the exhibits that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “believe” and “plan.” The forward-looking statements contained in this Form 8-K include, without limitation, statements related to: the planned acquisition of Reckitt Benckiser’s food division and the timing and financing thereof; the ability to obtain regulatory approvals and meet other closing conditions for the planned acquisition; the expected impact of the planned acquisition on, among others, McCormick’s net sales, expected trends in net sales, earnings performance and other financial measures; expectations regarding improved scale, growth potential in various products, geographies and market categories, including the impact from innovation, a more diverse product offering and millennial household penetration; expectations regarding growth in the Hot Sauce category; the realization of anticipated cost synergies, margin expansion and adjusted earnings per share accretion from the acquisition; the ability to retain key personnel; and the anticipated sufficiency of future cash flows to enable the payments of interest and repayment of short- and long-term debt as well as quarterly dividends.

These and other forward-looking statements are based on management's current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third party consents and approvals; potential volatility in the capital markets and its impact on the ability to complete the proposed debt and equity financing necessary to satisfy the purchase price; failure to retain key management and employees of the target companies; issues or delays in the successful integration of the target companies’ operations with those of McCormick, including incurring or experiencing unanticipated costs and/or delays or difficulties; difficulties or delays in the successful transition of the target companies’ business from the information technology systems of the sellers to those of McCormick as well as risks associated with other integration or transition of the operations, systems and personnel of the target companies, each, as applicable, within the term of the six-month post-closing transition services agreement between McCormick and the sellers; future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; unfavorable reaction to the acquisition by customers, competitors, suppliers and employees; conditions affecting the industry generally; local and global political and economic conditions; conditions in the securities market that are less favorable than expected; and changes in the level of capital investment, and other risks described in the company's filings with the Securities and Exchange Commission, including McCormick’s Annual Report on Form 10-K for the year ended November 30, 2016.

Actual results could differ materially from those projected in the forward-looking statements. McCormick undertakes no obligation to update or revise publicly, any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits to this report are listed in Item 7.01 above and in the Exhibit Index that follows the signature line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel and Secretary

Date: July 19, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Copy of press release entitled “McCormick to Acquire Reckitt Benckiser’s Food Division”.
99.2	Copy of investor presentation labeled “McCormick to Acquire Reckitt Benckiser’s Food Division”.